Confidential-Unilife Corporation Confidential-Unilife Corporation November 13, 2014 Annual General Meeting Fiscal Year 2014 Exhibit 99.2

Confidential-Unilife Corporation Confidential-Unilife Corporation
November 13, 2014
This presentation contains forward looking statements under the safe harbor provisions of the US securities laws. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management.
Our management believes that these forward-looking statements are reasonable as and when made. However you should not place undue reliance on any such forward looking statements as these are subject to risks and uncertainties. Please refer to our press releases and our SEC filings for more information regarding the use of forward looking statements.
Cautionary Note Regarding Forward-Looking Statements

Confidential-Unilife Corporation Confidential-Unilife Corporation Welcome. Mr. Alan Shortall. Chairman and CEO

Confidential-Unilife Corporation Confidential-Unilife Corporation
Introducing our Board of Directors
•
In Attendance
Jim Bosnjak OAM Mary Kate Wold, J.D. John Lund, CPA William Galle
Deputy Chairman
Director since 2002
Chair of the
Compensation
Committee
Non-Executive
Director since 2010
Chair of Strategic
Partnerships
Committee
Non-Executive
Director since 2009
Chair of Audit
Committee
Non-Executive Director
since 2008
Chair of the Nominating
and Corporate
Governance Committee

Confidential-Unilife Corporation Confidential-Unilife Corporation Introducing our Board of Directors • Apologies Jeff Carter MApp. BFin Non-Executive Director since 2006 Based in Australia

Confidential-Unilife Corporation Agenda 1. Confirmation of Quorum 2. Resolutions 3. Presentation from the CEO 4. Questions 5. Confirmation of Results 6. Other Business

Resolutions
1.00 Election of Directors
1.01 Elect Slavko James Joseph Bosnjak
1.02 Elect Jeff Carter
1.03 Elect William Galle
1.04 Elect John Lund
1.05 Elect Mary Katherine Wold
1.06 Elect Alan Shortall
2.00 Ratification of Auditor
3.00 Advisory Vote on Executive Compensation
4.00 Ratify Placement of Securities (Cantor)
5.00 Amendment to 2009 Stock Incentive Plan
6.00 Equity Grant
Confidential-Unilife Corporation

Confidential-Unilife Corporation
Confirmation of Quorum
•
Unilife’s quorum requirement is one-third of outstanding
shares being represented either in person or by proxy
•
At least 55.70% of the total outstanding shares entitled to
vote have been received and are represented by person
or proxy

Confidential-Unilife Corporation Confidential-Unilife Corporation Business Update

•
Customer-centric
•
Market-leading
product portfolio
•
High-caliber team
•
Deep technical
capabilities
•
Strong partners
•
Execution with speed
A Preferred Partner Serving Customer Needs
Confidential-Unilife Corporation

Confidential-Unilife Corporation Value Capitalizing on Converging Market Needs Patients Pharmaceutical companies Healthcare providers

Confidential-Unilife Corporation
Our Business Model
•
Business to business (attractive operating margins)
•
Multiple shots on goal per customer
•
Long-term supply agreements
•
Predictable, recurring revenue
•
New agreements provide incremental revenue and growth

Confidential-Unilife Corporation Our Commercial Supply Agreements.

Our Commercial Pipeline 15 active programs A leading indicator of the future supply agreements Confidential-Unilife Corporation

Confidential-Unilife Corporation A strategic global alliance Scaling up to Meet Accelerating Demand

Building Long-Term Shareholder Value Confidential-Unilife Corporation

Confidential-Unilife Corporation
Building Value. Maximizing Revenue.
•
Continuing to invest in business opportunities that generate substantial incremental revenue, and maximize value
•
Going cash flow positive is a question of when we choose to do so
•
Continuing to ramp up over the next two years and go
commercial with a growing number of injectable therapies
•
Targeting capacity for 400MM prefilled syringes and 10-15MM
wearable injectors plus scale-up for other products in our portfolio
•
Much of this demand is reserved and pre-sold
•
Alliance with Flextronics  supports  rapid scale-up to meet customer demand,  reducing capital expenditure expenses and delivering a favorable and meaningful cash flow benefit on our cash flows.
•
We will continue to invest in business opportunities that will maximize shareholder value.

Confidential-Unilife Corporation Confidential-Unilife Corporation Annual General Meeting of Stockholders November 14, 2014 Consider and Vote for Matters set forth in Proxy Statement

Confidential-Unilife Corporation Election of Directors Item 1.

Confidential-Unilife Corporation
For Withheld
Item 1.1   Jim Bosnjak 41,718,199 96.4% 1,559,173 3.6%
Item 1.2   Jeff Carter 40,696,315 94.04% 2,581,057 5.96%
Item 1.3   William Galle 41,879,595 96.77% 1,397,777 3.23%
Item 1.4   John Lund 42,342,898 97.84% 934,474 2.16%
Item 1.5   Mary Kate Wold 42,603,519 98.44% 673,853 1.56%
Item 1.6   Alan Shortall 40,896,391 94.50% 2,380,981 5.50%
Election of Directors
Item 1.

Confidential-Unilife Corporation Item 2. Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for Fiscal Year 2015

Confidential-Unilife Corporation
Item 2.
Ratification of the appointment of KPMG LLP as
the Corporation’s independent registered public
accounting firm for Fiscal Year 2015
For Against Abstain
Item 2. 60,485,400 (99.48%) 210,006 (0.35%) 100,479 (0.17%)

Confidential-Unilife Corporation To consider and act on an advisory vote regarding the approval and compensation paid to certain executive officers Item 3.

Confidential-Unilife Corporation
To consider and act on an advisory vote regarding
the approval and  compensation paid to certain
executive officers
For Against Abstain
Item 2. 34,117,944 (78.84%) 8,356,877 (19.31%) 802,551 (1.85%)
Item 3.

Confidential-Unilife Corporation Item 4. To ratify the issuance and sale of 7,308,800 shares of common stock under the controlled equity offering sales agreement entered into with Cantor Fitzgerald.

Confidential-Unilife Corporation
Item 4.
To ratify the issuance and sale of 7,308,800 shares of
common stock under the controlled equity offering
sales agreement entered into with Cantor Fitzgerald.
For Against Abstain
Item 4. 40,868,342 (94.44%) 1,909,643 (4.41%) 499,387 (1.15%)

Confidential-Unilife Corporation Item 5. To approve the issue and transfer of securities under the 2009 Stock Incentive Plan and approval of the 2009 Stock Incentive Plan as amended.

Confidential-Unilife Corporation
Item 5.
To approve the issue and transfer of securities under
the 2009 Stock Incentive Plan and approval of the
2009 Stock Incentive Plan as amended.
For Against Abstain
Item 5. 34,584,320 (79.92%) 8,289,250 (19.15%) 403,802 (0.93%)

Confidential-Unilife Corporation Item 6. To ratify the issue of up to 4,000,000 shares of restricted stock to Alan Shortall.

Confidential-Unilife Corporation
Item 6.
To ratify the issue of up to 4,000,000 shares of
restricted stock to Alan Shortall.
For Against Abstain
Item 6. 32,693,354 (75.54%) 10,027,717 (23.17%) 556,301 (1.29%)

Confidential-Unilife Corporation Confidential-Unilife Corporation Final Comments

Confidential-Unilife Corporation Confidential-Unilife Corporation Close of Meeting